BALANCE SHEETS (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
CURRENT ASSETS:
Cash and cash equivalents	$ 10,583	$ 270
Short-term bank deposits	22,028	0
Receivables and prepaid expenses	274	29
Total current assets	32,885	299
LONG-TERM ASSETS:
Long-term deposit	9	5
Property and equipment, net	60	2
Total long-term assets	69	7
TOTAL ASSETS	32,954	306
CURRENT LIABILITIES:
Trade payables	1,285	46
Other accounts payable	995	85
Total current liabilities	2,280	131
SHAREHOLDERS' EQUITY:
Ordinary shares of NIS 0.01 par value - 50,000,000 and 16,613,139 shares authorized at December 31, 2014 and 2013, respectively; 14,230,480 and 9,182,867 issued and outstanding shares at December 31, 2014 and 2013, respectively;	39	24
Additional paid- in capital	39,057	1,551
Accumulated deficit	(8,422)	(1,400)
Total shareholders' equity	30,674	175
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 32,954	$ 306